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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 3, 2002


                                    L90, INC.
             (Exact name of registrant as specified in its charter)



             Delaware                 000-28893           95-4761069
------------------------------      ------------      ------------------
(State or other jurisdiction         (Commission       (IRS Employer
of incorporation or organization)    File Number)      Identification No.)

4499 Glencoe Avenue
Marina del Rey, California                            90292
------------------------------------------      ------------------
(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:  (310) 751-0200



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Item 5.     Other Events.

            On January 3, 2002, L90, Inc. ("L90") announced that it entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among eUniverse, Inc. ("eUniverse"), L90 and L90 Acquisition Corporation, a wholly-owned direct subsidiary of eUniverse ("Merger Sub"). Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, including the approval of the shareholders of L90, Merger Sub will be merged with and into L90, with L90 being the surviving corporation of such merger (the "Merger"), and, as a result of the Merger, L90 will become a wholly-owned subsidiary of eUniverse. A copy of the Merger Agreement is attached hereto as Exhibit 99.1.

            In connection with the Merger Agreement, William Apfelbaum, John Bohan, Mark Roah and C.J. Cardinali entered into voting agreements (the "Voting Agreements") with eUniverse pursuant to which, among other things, they have agreed to vote in favor of the Merger all shares of L90 Common Stock to which they are entitled to vote. A copy of the form of Voting Agreement is attached hereto as Exhibit 99.2.

            A copy of the joint press release announcing the execution of the Merger Agreement and related agreements was issued on January 3, 2002 and is attached hereto as Exhibit 99.3.

            The foregoing description is qualified in its entirety by reference to the full text of such exhibits.

Exhibits
--------

Document Description                                   Exhibit No.
--------------------                                   -----------

Agreement and Plan of Merger dated as of                  99.1
January 2, 2002, by and among eUniverse, Inc., L90 Acquisition Corporation and L90,
Inc.

Form of Voting Agreement between eUniverse,               99.2
Inc. and each of William Apfelbaum, John
Bohan, Mark Roah and C.J. Cardinali

Joint Press Release dated January 3, 2002                 99.3
with respect to the Agreement and Plan
of Merger


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                                   SIGNATURES

            Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 3, 2002                     L90, INC.
                                    a Delaware corporation


                                    By:         /s/ Peter Huie
                                       ---------------------------------
                                        General Counsel, Vice President,
                                                 Secretary


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


                                  EXHIBIT INDEX

Document Description                                   Exhibit No.
--------------------                                   -----------

Agreement and Plan of Merger dated as of                  99.1
January 2, 2002, by and among eUniverse, Inc., L90 Acquisition Corporation and L90,
Inc.

Form of Voting Agreement between eUniverse,               99.2
Inc. and each of William Apfelbaum, John
Bohan, Mark Roah and C.J. Cardinali

Joint Press Release dated January 3, 2002                 99.3
with respect to the Agreement and Plan
of Merger



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